                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant under Rule 14a-12

                          MLIG VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: $0

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                          MLIG VARIABLE INSURANCE TRUST

                                   ----------

               ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO

                                   ----------

                                  JULY ____, 2007

Dear Contract Owner:

Your insurance company offers variable annuity contracts (each a "Contract") through its separate account (the "Separate Account"), a unit investment trust. The Separate Account consists of certain investment divisions, each of which invests in a portfolio of an underlying mutual fund. The portfolio named above (the "Existing Portfolio") is a series of such an underlying mutual fund, the MLIG Variable Insurance Trust (the "Trust"). Occasionally, your insurance company asks you for instructions on how you would like it to represent your interests at meetings of shareholders of the Trust. The Trust consists of twenty-five portfolios. This Proxy relates solely to the Existing Portfolio, which underlies an investment option offered under your Contract.

I am writing to inform you that a special shareholder meeting of the Existing Portfolio will be held on August __, 2007. The purpose of this meeting is for shareholders to vote on proposals that would effectively authorize the liquidation of the Existing Portfolio and the substitution of shares of another portfolio in its place. Your insurance company will vote its shares held in the Existing Portfolio at the meeting in accordance with instructions from Contract Owners.

On June 22, 2007, the Board of Trustees of the Trust (the "Board") considered and approved the liquidation proposal with respect to the Existing Portfolio and agreed to submit the Plan of Substitution to shareholders. If approved by shareholders of the Existing Portfolio, the substitution is expected to occur on or about October 1, 2007. The liquidation of the Existing Portfolio is contingent upon shareholder approval of the Plan of Substitution. Thus, the Existing Portfolio will be liquidated only if the Plan of Substitution is approved. You may transfer your assets into another portfolio available under your Contract at any time prior to the substitution date. If you do not do so, however, please note that, if the shareholders of the Existing Portfolio approve the proposal, assets remaining in the Existing Portfolio at liquidation will automatically be transferred to the substitute portfolio offered under your Contract on the substitution date.

If you participate in an asset allocation model offered by Roszel Advisors LLC ("Roszel Advisors") and wish to continue your participation, you should not transfer your assets to another portfolio because doing so would terminate your participation in the asset allocation model. Roszel Advisors will transfer your interest in the Existing Portfolio to one or more other portfolios prior to the liquidation of the Existing Portfolio. The transfers will be based on the asset allocation model and will not be subject to the Plan of Substitution discussed in the enclosed materials. Although your investment would not be transferred to the substitute portfolio under the Plan of Substitution, you still have the right to vote on the proposal because you have an interest in the Existing Portfolio as of the record date when voting rights are set.

The management of your insurance company, the Trust's investment adviser, and the Board recommend that you vote "For" the proposal described in the enclosed proxy statement. The recommendation is based on the Trust's decision to liquidate the Existing Portfolio upon the recommendation of the Trust's investment adviser and prompted by the anticipation of a substantial outflow of assets currently invested in the Existing Portfolio. The Board's reasons for liquidating the Existing Portfolio and management's recommendation to approve the proposed substitution are described in detail in the Proxy Statement, which you should read and consider carefully before casting your voting instruction.

I encourage you to review the enclosed materials, which explain the proposal in more detail. Your vote is important and we hope that you will respond without delay. PLEASE VOTE AND RETURN YOUR INSTRUCTION CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE. Your vote is important and we hope you will respond today no matter how large or small your holdings may be.

If you have any questions before you vote, please call __________. We will help you get the answers you need promptly. Thank you for your participation in this important matter.

                                        Sincerely,

                                        Barry Skolnick
                                        Secretary
                                        MLIG Variable Insurance Trust

                          MLIG VARIABLE INSURANCE TRUST
                            1700 MERRILL LYNCH DRIVE
                              PENNINGTON, NJ 08534

                                   ----------

                           NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
               ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO
                           (THE "EXISTING PORTFOLIO")

                                   ----------

A Special Meeting of the Shareholders (the "Special Meeting") of the Existing Portfolio, a portfolio of the MLIG Variable Insurance Trust, will be held on August __, 2007, starting at 9 a.m., Eastern time, at 1700 Merrill Lynch Drive, Pennington, NJ 08534 for the following purposes:

     1. To consider and vote on a Plan of Substitution for the JPMorgan Multi-Cap Market Neutral Portfolio by the shareholders of such portfolio; and

     2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

Please read the enclosed proxy statement carefully for information concerning the proposal to be considered at the Special Meeting.

Shareholders of record at the close of business on July __, 2007 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As an Owner of a variable annuity contract with respect to the Existing Portfolio as of the Record Date, you are entitled to instruct your participating insurance company on how to vote your shares. Please complete and sign the enclosed authorization card and return it in the accompanying envelope as promptly as possible.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EXISTING PORTFOLIO. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED AUTHORIZATION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU VOTE BY PROXY AND THEN DESIRE TO CHANGE YOUR VOTE OR VOTE IN PERSON AT THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE VOTES BEING TALLIED AT THE SPECIAL MEETING. IN ORDER TO AVOID ADDITIONAL EXPENSE WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR AUTHORIZATION PROMPTLY.

                                        By Order of the Board of Trustees,

                                        Barry Skolnick
                                        Secretary
                                        July ___, 2007

                          MLIG VARIABLE INSURANCE TRUST

                                   ----------

               ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO
                           (THE "EXISTING PORTFOLIO")

                                   ----------

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                   ----------

                          TO BE HELD ON AUGUST __, 2007

This Proxy Statement provides information you should review before instructing your insurance company on how to vote on the matter listed in the foregoing Notice of Special Meeting for the Existing Portfolio, an investment portfolio of the MLIG Variable Insurance Trust (the "Trust"). The Trust's Board of Trustees (the "Board"), with the approval of the management of your insurance company is soliciting your voting instruction for a Special Meeting of shareholders of the Existing Portfolio (the "Special Meeting") to be held on August __, 2007, starting at 9 a.m., Eastern time, at 1700 Merrill Lynch Drive, Pennington, NJ 08534 for the following purposes, and for any adjournments of that Special Meeting. Shareholders of record of the Existing Portfolio on July __, 2007 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournments thereof. Owners ("Contract Owners") of variable annuity contracts ("Contracts") in connection with the Existing Portfolio as of such date are entitled to provide instructions with respect to the representation of their interests at the Special Meeting.

This Proxy Statement describes the matter that will be voted on at the Special Meeting (the "Proposal"). The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying authorization card on or about July __, 2007. Whether or not you expect to attend the Special Meeting or any adjournments thereof, the Board of Trustees of the Trust, on behalf of the Existing Portfolio, requests that you instruct your insurance company on how to vote by completing and returning the enclosed voting instruction card.

    APPROVAL OF THE PROPOSED PLAN OF SUBSTITUTION FOR THE EXISTING PORTFOLIO

The Board, including the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, approved a Plan of Liquidation for the Existing Portfolio. A shareholder vote is not required to liquidate the Existing Portfolio; however, if the Plan of Substitution for the Existing Portfolio is not approved by its shareholders, the Existing Portfolio will not be liquidated. Thus, the liquidation of the Existing Portfolio is contingent upon shareholder approval of the Proposal.

The management of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (each, an "Insurance Company" and, collectively, the "Insurance Companies") and the investment adviser to the Trust, Roszel Advisors LLC ("Roszel Advisors"), recommend that the shareholders of the Existing Portfolio approve the Plan of Substitution for the Portfolio, a form of which is attached as Appendix A to this Proxy Statement.

At a meeting of the Board on June 22, 2007, the Board, based on the recommendation of Roszel Advisors, determined that the Existing Portfolio should be liquidated and dissolved contingent upon receiving approval for the Plan of Substitution at the Special Meeting to substitute interests of the Existing Portfolio with interests of the BlackRock Money Market V.I. Fund (Class I shares) (the "Replacement Portfolio"), a portfolio of the BlackRock Variable Series Fund, Inc. The Board, pursuant to the recommendation of the Insurance Companies and Roszel Advisors, authorized sending a proxy statement to Contract Owners with beneficial interests in the Existing Portfolio as of the Record Date to solicit approval of the Plan of Substitution. The Existing Portfolio's Plan of Substitution will be voted upon by the shareholders of the Existing Portfolio.

BACKGROUND. Shares of the Existing Portfolio are offered to the Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Existing Portfolio are held by Separate Accounts, or sub-accounts thereof, of the Insurance Companies. These shares are owned by the Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners in which Contract Owners participate. Contract Owners who select the Existing Portfolio for investment through a Contract have a beneficial interest in that Portfolio, but do not directly invest in or hold shares of the Existing Portfolio. Contract Owners have the right to instruct the Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). An Insurance Company must vote the shares of the Existing Portfolio held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the Proposal. If an Insurance Company does not receive voting instructions for all of the shares of the Existing Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the Proposal, for, against, or abstaining, in the same proportion as the shares of the Existing Portfolio for which it has received instructions from Contract Owners (i.e., "echo voting"). If an Insurance Company does not receive voting instructions from Contract Owners for at least 10% of the shares of the Existing Portfolio held under the Contracts, it will not vote any of its shares. This Proxy Statement is used to solicit voting instructions from Contract Owners as well as to solicit proxies from the Insurance Companies, the actual shareholders of the Existing Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

On June 22, 2007, the Trust's Board approved a proposal to liquidate the Existing Portfolio contingent upon the approval by shareholders of a Plan of Substitution, as discussed below.

The Insurance Companies and Roszel Advisors considered how best to serve the interests of Contract Owners in connection with the proposed Portfolio liquidation and substitution. Upon the recommendation of the Insurance Companies and Roszel Advisors, shareholders are encouraged to approve the substitution of subaccounts investing in the Replacement Portfolio for interests in subaccounts holding the proceeds of the Existing Portfolio. Contingent upon such approval, each Insurance Company would then substitute interests in the Replacement Portfolio for interests in the Existing Portfolio for Contract Owners who remain invested in the Existing Portfolio as of the liquidation.

If you participate in an asset allocation model offered by Roszel Advisors, Roszel Advisors will transfer your interest in the Existing Portfolio to one or more other portfolios prior to the liquidation of the Existing Portfolio. The transfer will be based on the revisions to the asset allocation model and will not be subject to the Plan of Substitution. Although your investment would not be transferred to the substitute portfolio under the Plan of Substitution, you still have the right to vote on the Proposal because you have an interest in the Existing Portfolio as of the Record Date.

The investment objective and investment strategies, principal risks, fees and expenses and other comparative information concerning the Existing Portfolio and the Replacement Portfolio are discussed in "Comparison of Investment Objective, Investment Strategy and Principal Risks" below. The attached authorization card seeks the Contract Owners' approval of the above-described Proposal with respect to the Existing Portfolio.

PLAN OF SUBSTITUTION. If approved, the Plan of Substitution will be implemented by the Insurance Companies, as described below. The following discussion of the Plan of Substitution is qualified in its entirety by the full text of the Plan.

The Plan will become effective with respect to the Existing Portfolio on the date of its approval by the affirmative vote of a majority of the outstanding shares of the Existing Portfolio (the "Effective Date"). If such approval is obtained, the Insurance Companies will, on or about October 1, 2007, redeem shares of the Existing Portfolio at net asset value and purchase, with the proceeds from the redemption, at net asset value, for the benefit of the Contract Owners having an interest in the Existing Portfolio at the time of the substitution, an interest in the Replacement Portfolio at net asset value (such purchase is referred to herein as the "Substitution"). As a result, the Substitution will not affect the value of a Contract Owner's interests as transferred to the Replacement Portfolio.

The Substitution will not cause the Contract charges currently being paid by the existing Contract Owners to be greater after the Substitution than before the Substitution. Additionally, the net portfolio expenses will be lower after the Substitution. Also, neither the rights of Contract Owners nor the obligations of the Insurance Companies under the Contracts will be altered in any way. In addition, the transfer of a Contract Owner's interests from the subaccount investing in the Existing Portfolio as a result of the Substitution will not be counted as one of the free transfers permitted to Contract Owners under the Contracts. For information about the relative expense levels of the Existing Portfolio and the Replacement Portfolio, see the discussion under Performance and Fee Comparison, below.

The expenses incurred in connection with implementing the Plan of Substitution, including legal, accounting and other fees and costs, will be paid by Roszel Advisors, the investment manager of the Trust.

TRANSFER RIGHTS. At any time prior to the date of Substitution, Contract Owners may transfer their interests in the Existing Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Separate Account prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, Contract Owners who had any remaining interests transferred from the subaccount investing in the Existing Portfolio to that investing in the Replacement Portfolio may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to, or within 90 days after, the date of the Substitution.

Each Contract Owner should refer to his or her Separate Account prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Substitution. Contract Owners may obtain a prospectus for the Separate Account and applicable investment options free of charge by contacting their Insurance Company representatives. The prospectus for the Separate Account and mutual fund investment options are also available on the EDGAR database on the Securities and Exchange Commission's ("SEC") Internet site at http://www.sec.gov. Information about the Trust and the Existing Portfolio and about the Replacement Portfolio may also be reviewed and copied by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580, located at 100 F Street, NE, Washington, DC.

If you participate in an asset allocation model offered by Roszel Advisors and wish to continue your participation, you should not transfer your assets to another portfolio because doing so would terminate your participation in the asset allocation model.

PARTIAL WITHDRAWAL RIGHTS. In lieu of the transfer rights discussed above, and subject to applicable tax law, each Contract Owner may elect to receive in cash
(a) the value of his or her interest in the Existing Portfolio prior to the Substitution or (b) the value of his or her interest actually transferred from a subaccount investing in the Existing Portfolio to a subaccount investing in the Replacement Portfolio after the Substitution, by exercising his or her partial withdrawal rights under the Contract (such a partial withdrawal may have adverse tax consequences -- see "Federal Tax Consequences" below). Such a partial withdrawal also may negatively impact certain features and benefits under your Contract. If a Contract Owner elects to make a partial withdrawal within 30 days after the Substitution, each Insurance Company has agreed to waive any Contract early withdrawal charges attributable to the substituted amounts that would normally be imposed on such partial withdrawal. Each Insurance Company's offer to waive early withdrawal charges will not apply to amounts that have been transferred to the Existing Portfolio from the other investment options after June 22, 2007, the date of the supplement to the current prospectus notifying Contract Owners of the proposed Substitution.

FEDERAL INCOME TAX CONSEQUENCES. The Substitution will not create any tax liability for Contract Owners. Also, Contract Owners will not incur any tax liability for exercising their transfer rights. However, Contract Owners who exercise their partial withdrawal rights may incur income tax liability and a tax penalty. Contract Owners are encouraged to refer to their Separate Account prospectuses for a discussion of the possible tax consequences resulting from a partial withdrawal. CONTRACT OWNERS SHOULD CONSULT QUALIFIED TAX ADVISORS CONCERNING THEIR PARTICULAR TAX SITUATION BEFORE EXERCISING THEIR PARTIAL WITHDRAWAL RIGHTS.

                CONSIDERATIONS REGARDING THE PLAN OF SUBSTITUTION

REASONS FOR PROPOSED SUBSTITUTION OF THE REPLACEMENT PORTFOLIO. The Existing Portfolio is a portfolio of the Trust, an open-end investment management company organized under the laws of the State of Delaware on February 14, 2002. The Existing Portfolio began operations on June 30, 2006. JPMorgan Investment Management, Inc. ("JPMorgan") is the subadviser to the Existing Portfolio and makes the day-to-day investment decisions for the Existing Portfolio.

Currently, the Existing Portfolio is used in several of the asset allocation models offered by Roszel Advisors to Contract Owners. As of May 31, 2007, the Existing Portfolio had total assets of approximately $21,800,000. Of that total, approximately $21,400,000 was invested through the asset allocation models. Roszel Advisors has decided to revise the asset allocation models effective October 1, 2007. The revised asset allocation models will no longer include the Existing Portfolio. Once the asset allocation assets are withdrawn from the Existing Portfolio, the Portfolio will be too small to be managed in a manner consistent with its current investment objective.

The Board met on June 22, 2007 to consider options for the future of the Existing Portfolio. In deciding to approve the liquidation, the Board considered the fact that the $400,000 in assets that did not come from the asset allocation models represented less then 2% of the assets in the Existing Portfolio. Roszel Advisors informed the Board that there was no reason to believe that there would be a change in the demand for the Existing Portfolio outside of the asset allocation models. The Board reviewed a memorandum prepared by Roszel Advisors explaining alternatives for the Existing Portfolio in response to the expected redemption of assets invested through the asset allocation models. Roszel Advisors recommended that the Board approve the liquidation of the Existing Portfolio, contingent upon shareholder approval of the Plan of Substitution. Roszel Advisors recommended liquidation as the option that would best serve the interests of Contract Owners currently invested in the Existing Portfolio. Roszel Advisors recommended against other options, such as managing the assets of the Portfolio as a money market fund or merging the Existing Portfolio into another portfolio. Based on the recommendation of Roszel Advisors, the Board concluded that, contingent upon shareholder approval of the Plan of Substitution, liquidating the Existing Portfolio is in the best interest of Contract Owners. In approving the liquidation, the Board considered the Replacement Portfolio proposed by the Insurance Companies. The approval of the liquidation was made on the basis of each Trustee's business judgment after consideration of all the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract Owners should consider whether it would be appropriate for them to proactively reallocate their interests in the Existing Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See "Transfer Rights" above). As explained above, if you participate in an asset allocation model offered by Roszel Advisors, your investment will be transferred pursuant to the revisions to the model, not the Plan of Substitution.

RATIONALE FOR SELECTION OF THE REPLACEMENT PORTFOLIO

Contract Owners with investments in the Existing Portfolio may elect to transfer their assets to another investment option within their Contract.

The Insurance Companies have identified the Replacement Portfolio into which investments will default, if no transfer has been effected by the Contract Owner prior to the liquidation date. The Replacement Portfolio selected by the Insurance Companies has been chosen to correspond as closely as possible to the investment objective and level of risk of the Existing Portfolio.

FAILURE TO APPROVE A PROPOSAL

If shareholders of the Existing Portfolio do not approve the Proposal, both the Plan of Substitution and the liquidation, as discussed above, will not be implemented. The Board would then meet to consider what, if any, steps to take in the interests of shareholders.

For the reasons specified above, and having been made aware of the recommendation of the Insurance Companies with respect to the proposed Replacement Portfolio, the Board recommends that the Proposals be approved. Persons having voting interests, or the right to provide instructions with respect to such interests, in the Existing Portfolio are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed authorization card.

 THE INSURANCE COMPANIES RECOMMEND THAT SHAREHOLDERS OF THE EXISTING PORTFOLIO VOTE, AND THAT CONTRACT OWNERS INSTRUCT THEIR INSURANCE COMPANY TO VOTE, "FOR"
                            THE PLAN OF SUBSTITUTION

   COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGY AND PRINCIPAL RISKS

The information below and further information about the Existing Portfolio can be found in the Trust's Prospectus and Statement of Additional Information. Information about the Replacement Portfolio can be found in the prospectus and statement of additional information for the BlackRock Variable Series Fund, Inc. You may obtain a free copy of each document concerning the Existing Portfolio by writing the Trust at _______. You may obtain a free copy of each document concerning the Replacement Portfolio by writing BlackRock Variable Series Fund, Inc. at _________________. You may also call 1-800-_______ to request copies of these documents.

                              INVESTMENT OBJECTIVES

   ROSZEL/JPMORGAN MULTI-CAP MARKET
           NEUTRAL PORTFOLIO               BLACKROCK MONEY MARKET V.I. FUND
         (EXISTING PORTFOLIO)                   (REPLACEMENT PORTFOLIO)
-------------------------------------   ----------------------------------------
The investment objective of the         The investment objective of the
Existing Portfolio is to to seek        Replacement Portfolio is to preserve
long-term capital appreciation and      capital, maintain liquidity, and seek
preservation.                           achieve the highest possible current
                                        income consistent with the foregoing.

                         PRINCIPAL INVESTMENT STRATEGIES

   ROSZEL/JPMORGAN MULTI-CAP MARKET
           NEUTRAL PORTFOLIO                BLACKROCK MONEY MARKET V.I. FUND
         (EXISTING PORTFOLIO)                    (REPLACEMENT PORTFOLIO)
-------------------------------------   ----------------------------------------
The Existing Portfolio pursues its      The Replacement Portfolio seeks to
investment objective by using           produce current income while attempting
strategies designed to produce          to maintain a share value of $1.00.
returns that have no correlation with
general domestic market performance.    The Replacement Portfolio invests in
More specifically, the Existing         short-term U.S money market instruments.
Portfolio seeks to "neutralize"         These instruments are generally debt
exposure to general domestic market     securities that mature within 13 months.
risk by investing, primarily in         Other than U.S. government and U.S.
equity securities (i.e., taking a       government agency securities, the
long position) of companies that the    Replacement Portfolio only invests in
Adviser finds attractive and selling    money market instruments of issuers with
short equity securities of companies    one of the two highest short-term
that it considers unattractive.         ratings from a nationally recognized
                                        credit rating organization or unrated
The Adviser uses a multi-style          instruments that, in the opinion of
approach, meaning that it may invest    portfolio management, are of similar
across different industries, sectors    credit quality.
and capitalization levels, using both
value investing and growth investing
styles. In order to offset the
effects of general domestic equity
market movements (or movements within
one or more market sectors) on its
performance, the Existing Portfolio
generally maintains approximately
equal value exposure in its long and
short positions. The Existing
Portfolio uses the return on
three-month Treasury bills as its
benchmark.

To determine the attractiveness of an
issuer, the Adviser uses a
proprietary stock selection model
that collects quantitative investment
data designed to evaluate the
relative attractiveness of stocks.
The stock selection model considers
valuation factors such as discounted
cash flows

and price/earnings, as well as data
relating to an issuer's fundamental
financial health including earnings
growth and balance sheet. The model
takes into account quantitative
calculations for approximately 1,100
to 1,300 highly liquid equity
securities and ranks them from the
most attractive to the least
attractive. The Adviser seeks to
enhance the Existing Portfolio's
return by purchasing the equity
securities of the most attractive
issuers while selling short the
equity securities of the least
attractive issuers within each
sector.

The Existing Portfolio's investment
strategies will generally lead it to
engage in active and frequent trading
of portfolio securities and portfolio
turnover may vary greatly from year
to year or over different periods
within a year. The Existing Portfolio
anticipates a portfolio turnover rate
over 100%; well above that of most
other mutual funds.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

The investment objective of the Existing Portfolio is to seek long-term capital appreciation and preservation while the investment objective of the Replacement Portfolio is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing. Although their investment objectives are somewhat similar, the two Portfolios have very different strategies for achieving those objectives. While the Existing Portfolio invests in equity securities and takes both long and short positions in those securities, the Replacement Portfolio invests in short-term money market instruments and, as a money market fund, is somewhat limited in the types of securities in which it can invest (primarily short-term obligations).

The Replacement Portfolio only seeks to provide a safe investment with the highest income stream possible under its restrictions, however, its potential returns are limited due to the relatively safe nature of money market funds. The Replacement Portfolio's returns will be based on prevailing short-term interest rates. The Existing Portfolio also seeks to produce returns that have no correlation with general domestic market performance.

PRINCIPAL RISKS

The following chart indicates the principal risks associated with investing in the Existing Portfolio and the Replacement Portfolio.

  TYPE OF INVESTMENT RISK     EXISTING PORTFOLIO   REPLACEMENT PORTFOLIO
  -----------------------     ------------------   ---------------------
Market Risk                            X
Interest Rate Risk                                           X
Credit Risk                                                  X
Borrowing and Leverage Risk            X
Active Trading Risk                    X
Volatility                             X
Call and Redemption Risk                                     X
Correlation Risk                       X
Derivatives Risk                       X
Short Sale Risk                        X
Share Reduction Risk                                         X

COMPARISON OF PRINCIPAL RISKS

The Existing Portfolio is exposed to the risks associated with investing in equity securities at all levels of capitalization, including small capitalization securities. Additionally, the Existing Portfolio is subject to the significant risks of selling equity securities short. In particular, the potential for the Existing Portfolio to lose money on a short sale is unlimited because the loss increases as the price of the security sold short increases, and the price may rise indefinitely.

As a money market fund, the Replacement Portfolio has a less volatile risk profile due to being restricted to investing in relatively safe short-term debt obligations. The Existing Portfolio has more investment risks that the Replacement Portfolio.

EXPLANATION OF PRINCIPAL RISKS

Market Risk -- Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably.

Interest Rate Risk -- Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Portfolio may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Portfolio management.

Credit Risk -- Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Portfolio's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the obligation.

Borrowing and Leverage Risk -- The Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on the Portfolio's portfolio. Borrowing will cost the Portfolio interest expenses and other fees. The costs of borrowing may reduce the Portfolio's return. Certain derivative securities that the Portfolio may buy or other techniques that the Portfolio may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Active Trading Risk -- The Portfolio may actively and frequently trade its portfolio securities; therefore, each Portfolio may engage in short-term trading. Such active trading may increase the Portfolio's expenses and have adverse tax consequences for the Portfolio. It can also cause a greater amount of the Portfolio's distributions to be ordinary income rather than long term capital gains. Active trading also involves market risk and selection risk. It can also cause a greater amount of the Portfolio's distributions to be ordinary income rather than long term capital gains.

Volatility -- Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Call and Redemption Risk -- A bond or money market instrument's issuer may call an instrument for redemption before it matures. If this happens to an instrument the Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

Correlation Risk -- The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by the Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

Derivatives Risk -- The risk of using derivatives as part of an investment strategy may be riskier than other investment strategies and may result in greater portfolio volatility, particularly during periods of market decline.

Short Sale Risk -- Selling a security "short" (i.e., taking a short position in a security) means borrowing the security from a lender and then selling it to a third party. An investor, such as a Portfolio, taking a short position in security then attempts to complete or close the transaction at a later date by purchasing the same security in the market and "returning" it to the lender. If the investor closes the transaction by purchasing the security at a price lower than the price for which it sold the security to the third party, a profit results; however, if the investor closes the transaction by purchasing the security at a price higher than the price for which it sold the security to the third party, the result is a loss.

Short sales of securities involve significant risks. In order to establish a short position in a security, a Portfolio must first borrow the security from a broker or other financial institution. A Portfolio may not always be able to borrow a particular security at a particular time at an acceptable price. Therefore, there is the risk that at certain times or as to certain securities a Portfolio will be unable to implement an investment strategy based on short sales due to the lack of available securities. Similarly, because a Portfolio can only close out a short position by purchasing the security in the market and returning it to the lender, the Portfolio may not be able to close short positions at a particular time if it cannot purchase the security at that time at an acceptable price. This risk is compounded by the fact that the lender may demand the immediate return of the security and thereby prematurely force the Portfolio to close the position. Further, if other short sellers of a particular security want to close out their positions at the same time as a Portfolio wants to close out its position, demand for that security may exceed supply for some period of time. This is called a "short squeeze" and it increases the likelihood that the Portfolio will need to replace the borrowed security at an unfavorable price. In the event that a Portfolio must close out a short position at a time when it is unable to purchase the security in the market at a reasonable price or borrow the security from another lender, it must pay the lender an amount equal to the cost of purchasing the security in the market. The Portfolio incurs a loss on a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Portfolio replaces the security because the Portfolio is required to pay more to replace the security than the amount it received when it sold the security to the third party. The potential loss on a short sale is unlimited because the loss increases as the market value of the security increases and there is no limit on how much that value may increase.

Short sales involve certain costs. A Portfolio must repay to a lender an amount equal to any dividends or interest that accrue while the loan of a security is outstanding. A Portfolio also must pay to a third party to which it sold a security short, an amount equal to any dividends or interest that accrue while the short position remains open. To borrow the security, the Portfolio also may have to pay a premium. A Portfolio will incur transaction costs when effecting short sales. When maintaining a short position in a security, a Portfolio will segregate other assets (i.e., earmark them in the Trust's custody account in a manner that prevents them from being sold or pledged as collateral) in an amount equal on a daily basis to the market value of the borrowed security.

Share Reduction Risk -- The risk that a money market fund may reduce the number of shares held by its shareholders in order to maintain a constant net asset value of $1.00 per share.

                         PERFORMANCE AND FEE COMPARISON

The past performance of the Existing Portfolio and the Replacement Portfolio is shown below. The information shows how each portfolio has performed in the past. The Existing Portfolio only has one year of performance information because it has only been operating since June 30, 2006. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio, please refer to the applicable prospectus, SAI and semi-annual reports of each Portfolio.

   AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDED JUNE 30, 2007)   ONE YEAR   FIVE YEARS   TEN YEARS
---------------------------------   --------   ----------   ---------
Existing Portfolio
3-Month Treasury Bill Index*
Replacement Portfolio

* The 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last three month Treasury Bill issues. Performance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.

THE MANAGEMENT FEES AND TOTAL OPERATING EXPENSES OF THE TWO PORTFOLIOS ARE SHOWN BELOW.

FEES AND EXPENSES(1)              EXISTING PORTFOLIO   REPLACEMENT PORTFOLIO
--------------------              ------------------   ---------------------
Management Fees                          1.50%                 0.50%
Other Expenses                           0.89%                 0.08%
Total Annual Operating Expenses          2.39%                 0.58%
Expense Reimbursements(2)               (0.54%)                  --
Net Expenses                             1.85%                 0.58%

(1) The fees and expenses shown in this table are the fees and expenses for each Portfolio for the calendar year 2006. Portfolio fees may change and expenses vary over time. There is no guarantee as to future fees and expenses.

(2) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse the Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, and extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees. Any reimbursements made by Roszel Advisors to a Portfolio are subject to repayment by that Portfolio within the subsequent three years, to the extent that the Portfolio's total assets are greater than $50 million and the Portfolio can make the repayment while remaining within its expense cap.

                          MANAGEMENT OF THE PORTFOLIOS

EXISTING PORTFOLIO

Roszel Advisors is the investment manager of the Trust and of the Existing Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of the Portfolio's assets and other accounting functions. Roszel Advisors uses a "manager of managers" approach to managing the Trust, meaning it selects and supervises subadvisers to manage the investment portfolios of each Portfolio, including the Existing Portfolio.

Roszel Advisors is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc. The principal business address of Roszel Advisors is 1700 Merrill Lynch Drive, Pennington, NJ 08534.

                 EXISTING PORTFOLIO                  MANAGEMENT FEE AS A % OF AVERAGE DAILY NET ASSETS
                 ------------------                  -------------------------------------------------
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                         1.50%

The subadviser to the Existing Portfolio is JPMorgan Investment Management, Inc. ("JPMorgan"). JPMorgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., a publicly-traded bank holding company. JPMorgan's principal business address is 522 Fifth Avenue, New York, NY 10036. As of December 31, 2006, JPMorgan and its affiliates had approximately $1,013 billion in assets under management. For its services, JPMorgan is paid a subadvisory fee of 1.00% of average daily net assets. This fee is paid by Roszel Advisors out of its advisory fee.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory and subadvisory agreements is available in the Trust's semi-annual report to shareholders for the period ended June 30th.

The Trust's Prospectus and Statement of Additional Information provide information about the portfolio manager, portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Existing Portfolio.

REPLACEMENT PORTFOLIO

The Replacement Portfolio is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Institutional Management Corporation. The principal business address of BlackRock Advisors, LLC is 100 Bellevue Parkway, Wilmington, Delaware 19809. Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. ("MLIM"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Company's Investment Adviser and was compensated according to the same investment advisory fee rate schedule set forth below.

PORTION OF AVERAGE DAILY VALUE OF NET ASSETS OF THE REPLACEMENT PORTFOLIO   ADVISORY FEE
-------------------------------------------------------------------------   ------------
Not exceeding $1 billion                                                       0.500%
In excess of $1 billion but not exceeding $2 billion                           0.450%
In excess of $2 billion but not exceeding $3 billion                           0.400%
In excess of $3 billion but not exceeding $4 billion                           0.375%
In excess of $4 billion but not exceeding $7 billion                           0.350%
In excess of $7 billion but not exceeding $10 billion                          0.325%
In excess of $10 billion but not exceeding $15 billion                         0.300%
In excess of $15 billion                                                       0.290%

A discussion regarding the basis for the approval of the Replacement Portfolio's investment advisory agreement by the Board of Directors of BlackRock Variable Series Fund, Inc., is available in the Replacement Portfolio's annual report to shareholders for the fiscal year ended December 31, 2006.

Information about the Replacement Portfolio's portfolio manager, portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolios is provided in the Replacement Portfolio's Prospectus and Statement of Additional Information.

                                OTHER INFORMATION

SHARE OWNERSHIP

As of the close of business on the Record Date, the Existing Portfolio had shares issued and outstanding as shown below:

ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO   SHARES OUTSTANDING ON RECORD DATE
--------------------------------------------------   ---------------------------------


As of the Record Date, the contract holders listed below owned variable contracts that individually or in the aggregate had a total interest in the Existing Portfolio of greater than 5%.

Name   Address   Percentage of Ownership
----   -------   -----------------------


As of the Record Date, the Trust's officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in the Portfolio.

The Insurance Companies own of record all of the issued and outstanding shares of the Portfolio. The directors and officers of the Portfolio own, in the aggregate, less than 1% of such shares.

VOTING INFORMATION

As discussed above, the Separate Accounts invest in the Existing Portfolio. Contract Owners who select an Existing Portfolio for investment through a Contract have a beneficial interest in the Portfolio, but do not directly invest in or hold shares of the Existing Portfolio. The Insurance Companies, on behalf of the Separate Accounts, are the actual shareholders of the Portfolio but generally will vote their shares in accordance with instructions provided by Contract Owners. Contract Owners therefore have the right to instruct the Insurance Company on how to vote their interests with respect to the Proposal. Each Insurance Company will vote the shares of the Existing Portfolio held in its name for the Separate Accounts as directed by its Contract Owners. This Proxy Statement is being mailed to Contract Owners to solicit instructions for voting shares of the Existing Portfolio.

In the event that one or more Contract Owners investing in the Existing Portfolio fails to provide the Insurance Company with voting instructions, the Insurance Company will vote the shares attributable to such Contract Owner(s) (for, against or abstaining) in the same proportions as all shares for which instructions have been received from other Contract Owners investing through those Separate Accounts, if the Insurance Company receives voting instructions attributable to at least 10% of the shares it holds. If the threshold is not reached, the Insurance Company will not vote its shares. If an authorization card is returned by a Contract Owner without indicating a voting instruction, the Insurance Company will vote those shares FOR the Proposal.

In addition to the solicitation of proxy cards by mail, officers and employees of Roszel Advisors, or its affiliates may solicit proxy instructions in person, by telephone, and electronically, including through the internet. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by Roszel Advisors. Roszel Advisors will employ Computershare Fund Services as a proxy solicitor and will be paid a flat fee of $______ plus out-of-pocket expenses of $____.

SHAREHOLDER APPROVAL

The presence in person or by proxy of a majority of the Existing Portfolio's shares entitled to vote is necessary to constitute a quorum for the transaction of business. Because the Insurance Companies are the legal owners of all Portfolio shares, it is very likely that there will be a quorum at the Special Meeting regardless of how Contract Owners direct their respective Insurance Companies to vote.

The Proposal requires the approval of a "majority of the outstanding voting securities" of an Existing Portfolio, which term, for purposes of this Proxy Statement and as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (A) 67% or more of the shares of the Existing Portfolio present at a meeting, if the Owners of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or
(B) more than 50% of the outstanding shares of the Existing Portfolio.

Abstentions with respect to the Proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Broker non-votes (i.e., proxies from broker or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary voting power) will be treated the same as abstentions. Accordingly, abstentions and broker non-votes will effectively be a vote against a Plan of Substitution, for which the required vote is a percentage of the outstanding voting securities and will have no effect on the vote of the adjournment.

If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within 120 days after the original record date. Solicitation of votes may continue without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of an adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against an adjournment those proxies to be voted against the Proposal.

The number of shares for which you may provide voting instructions is shown on the authorization card accompanying this Proxy Statement. The number of shares for which you are entitled to provide voting instructions was calculated according to the formula described in the materials relating to your Contract.

Shareholders are entitled to, and Contract Owners are entitled to provide instructions for, one vote for each full share and a proportionate vote for each fractional share held. At any time prior to an Insurance Company's voting of its shares at the Special Meeting, a Contract Owner may revoke his or her instruction by properly executing a later-dated voting instruction card. The Insurance Companies may revoke their proxy votes by written notice to Rosxel Advisors prior to the Special Meeting or by attending the Special Meeting in person and indicating that they want to vote in person. All voting instructions forms that are properly executed, received before the Special Meeting and not revoked will be voted at the meeting in accordance with any instructions.

The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

SHAREHOLDER PROPOSALS

The Trust's Declaration of Trust provides that the Trust need not hold annual shareholder meetings, except as required by the Investment Company Act. Therefore, in the event that the Proposal is not approved by the Existing Portfolio's shareholders, it is probable that no annual meeting of shareholders will be held in 2007 or in subsequent years. Proposals that shareholders of the Existing Portfolio intend to present for inclusion in the proxy materials with respect to the Special Meeting must be received by the Trust within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not, however, guarantee its inclusion. Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed, postage-paid envelope.

OTHER BUSINESS

Roszel Advisors knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

Barry Skolnick
Secretary
July __, 2007

                        [This page is intentionally left blank.]

                                   APPENDIX A

                          MLIG VARIABLE INSURANCE TRUST
                       AGREEMENT AND PLAN OF SUBSTITUTION

This Agreement and Plan of Substitution ("Plan") dated [_____], 2007 is made by Merrill Lynch Life Insurance Company, a stock life insurance company organized under the insurance laws of the State of Arkansas, and ML Life Insurance Company of New York, a stock life insurance company organized under the insurance laws of the state of New York (each of which is referred to herein as an "Insurance Company" and, collectively, as the "Insurance Companies.") The Insurance Companies offer variable annuity and variable life insurance products through separate accounts (each a "Separate Account"). The relevant Separate Accounts are segregated investment accounts that fund each Insurance Company's individual variable annuity contracts (each a "Contract"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of common stock of the BlackRock Money Market V.I. Fund ("Replacement Portfolio"), a portfolio of the BlackRock Variable Series Fund, Inc., for shares of beneficial interest of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio ("Existing Portfolio"), a portfolio of the MLIG Variable Insurance Trust ("Trust"), in which a Subaccount of each Separate Account currently invests.

     WHEREAS, the Trust's Board of Trustees ("Board"), with respect to the Trust, has determined that it is in the best interests of the Existing Portfolio and its shareholders to liquidate the Existing Portfolio; and

     WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation of the Portfolio, each Insurance Company has agreed to remove the Existing Portfolio as an investment option offered through the Contracts, and that it desires to substitute for the interest of owners of such Contracts (the "Contract Owners") in the Existing Portfolio shares of the Replacement Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Existing Portfolio be made contingent upon approval by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Existing Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Existing Portfolio present at a meeting, if the Owners of more than 50% of the outstanding shares of the Existing Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Existing Portfolio, of this Plan (the "Plan"), and any amendments related thereto; and

     WHEREAS, the Trust has advised the Insurance Companies that it will make the liquidation of the Existing Portfolio contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Existing Portfolio of this Plan and any amendments in connection therewith.

     NOW THEREFORE, the substitution of a Contract Owner's interest in the Existing Portfolio with an interest in the Replacement Portfolio shall be carried out in the manner hereinafter set forth:

     1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to the Existing Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Existing Portfolio. The date of such adoption and approval of the Plan by the Existing Portfolio is hereinafter called the "Effective Date."

     2. SPECIAL MEETING OF SHAREHOLDERS. The Trust shall provide each of the Contract Owners having an interest in shares of the Existing Portfolio held by the Separate Accounts with proxy materials containing all information necessary to make an informed judgment about the Plan. Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Existing Portfolio, shall vote its shares in accordance with the instructions received from its Contract Owners. Any shares of the Existing Portfolio for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract Owners, shall be voted in proportion to the instructions received from all Contract Owners having an interest in the Existing Portfolio.

     3. SUBSTITUTION. As soon as possible after the Effective Date of the Plan, and in any event within 60 days thereafter, the Insurance Companies shall redeem shares of the Existing Portfolio at net asset value and purchase, with the proceeds of the shares of the Existing Portfolio at net asset value, for the benefit of Contract Owners having an interest in the Existing Portfolio at the time of substitution, an interest in the Replacement Portfolio at net asset value (such redemption and purchase is referred to herein as the "Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Contract Owner's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

     4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

     (a) Contract Owners shall not incur any fees, charges or expenses as a result of the Substitution nor shall their rights or an Insurance Company's obligations under any Contract be altered.

     (b) All expenses incurred in connection with the Substitution shall be paid by Roszel Advisors, LLC, the investment adviser to the Trust.

     (c) The Substitution shall not cause the Contract charges currently being paid by existing Contract Owners to be greater after the Substitution than before the Substitution.

     (d) The prospectus for the Existing Portfolio will be updated after approval of this plan by the Board of Trustees by means of a supplement that briefly describes the Plan and identifies the Replacement Portfolio.

     (e) Contract Owners have been furnished with the current prospectus of the Replacement Portfolio, dated May 1, 2007, and the proxy statement that seeks approval of the Plan will provide Contract Owners with information as to how to obtain an additional copy of that prospectus.

     (f) Contract Owners have been furnished with notice of the Substitution in the form of a contract supplement. The supplement informs Contract Owners that effective [____], 2007, Existing Portfolio Subaccounts will no longer be available for new investment for those Contract Owners outside of an asset allocation model. The contract supplement also informs Contract Owners that they may, at any time prior to the Substitution, transfer their accumulation values from the Subaccount of the relevant Separate Account investing in the Existing Portfolio to any of the other investment options available under their Contract without incurring any transfer fees or other charges. Any transfer of investments from the Existing Portfolio also will not be counted as one of the "free" transfers (where applicable) permitted to Contract Owners under the terms of the variable annuity contracts issued by the Insurance Companies. Transfers from the Replacement Portfolio likewise will not incur fees or charges, nor will any transfer be counted as a "free" transfer, provided that the transfer occurs within 90 days of the Substitution. The contract supplement also informs Contract Owners that, if permitted by applicable tax law, they may surrender amounts transferred to the Replacement Portfolio as a result of the Substitution without payment of the associated early withdrawal charge, if surrender is made within 30 days after the date of the Substitution. Each Insurance Company's offer to waive the early withdrawal charge shall not apply to amounts transferred to the Existing Portfolio Subaccount from the other Subaccounts of the Separate Accounts after the date of the contract supplement.

     (g) Within 5 days after the Substitution, each Insurance Company will notify, in writing, all Contract Owners who had values transferred from the Existing Portfolio Subaccount as a result of the Substitution of their surrender rights and, as applicable, their right to make "free transfers" for another 90 days.

     (h) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Existing Portfolio.

     5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE EXISTING PORTFOLIO. In the event that the Plan is not approved by the shareholders of the Existing Portfolio, this Plan shall not apply.


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

                                   SIGNATURES

For MLIG Variable Insurance Trust
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio:


-------------------------------------   ----------------------------------------
                [Name]                  Date


-------------------------------------
                Title


For Merrill Lynch Life Insurance Company:


-------------------------------------   ----------------------------------------
                [Name]                  Date


-------------------------------------   ----------------------------------------
                Title


For ML Life Insurance Company of New York


-------------------------------------   ----------------------------------------
                [Name]                  Date


-------------------------------------
                Title

YOUR VOTE IS IMPORTANT.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

                          MLIG VARIABLE INSURANCE TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST __, 2007

                       INSURANCE COMPANY NAME PRINTS HERE
               ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO

       THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES ("BOARD") OF MLIG VARIABLE INSURANCE TRUST (THE "TRUST") AND
     RELATES TO THE PROPOSAL WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO
                    (THE "PORTFOLIO"), A SERIES OF THE TRUST.

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, at the Special Meeting of Shareholders to be held on August __, 2007, at 9:00 a.m., and at any adjournments thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

This voting instruction card must be dated and signed exactly as instructed.

Date ______________

PLEASE DATE AND SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sign exactly as name appears hereon.


-------------------------------------
Signature(s)

Please fold and detach card at perforation before mailing

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be "FOR" the proposal.

                            FOR    AGAINST    ABSTAIN
                            [ ]      [ ]        [ ]

1. To consider and vote on a Plan of Substitution for the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio as described in the proxy statement enclosed herewith.

               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD

                             YOUR VOTE IS IMPORTANT.